Income Taxes (Narrative) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Jun. 28, 2017	Jun. 29, 2016	Jun. 24, 2015
Income Tax Disclosure [Line Items]
State net operating losses	$ 6,400
Federal credit carryover	12,697	$ 14,722
State credit carryover	4,800
Deferred Tax Assets, State Credit Carryover, Recognized	$ 500
Statutory Federal income tax rate	35.00%
Valuation Allowance, Deferred Tax Asset, Increase (Decrease), Amount	$ 100
Undistributed Earnings of Foreign Subsidiaries	3,800
Amount that would affect the effective tax rate if recognized	3,100	3,900
Recognized expense in interest	200	1,300	$ 200
Income tax penalties and interest accrued	600	800
Income tax penalties and interest accrued, net of deferred tax benefits	400	600
Federal deferred tax benefit	$ 200	$ 200